Capital Management	12 Months Ended
Dec. 31, 2022
Capital Management [Abstract]
Capital Management
NOTE 24.
CAPITAL MANAGEMENT
The Corporation’s strategy is to carry a capital base to maintain investor, creditor and market confidence and to sustain the future development of the business. The Corporation seeks to maintain a balance between the level of long-term debt and shareholders’ equity to ensure access to capital markets to fund growth and working capital given the cyclical nature of the oilfield services sector. The Corporation strives to maintain a conservative ratio of long-term debt to long-term debt plus equity.
As at December 31, 2022 and 2021, these ratios were as follows:

	2022	2021
Long-term debt	$1,085,970	$1,106,794
Shareholders’ equity	1,230,529	1,225,555
Total capitalization	$2,316,499	$2,332,349
Long-term debt to long-term debt plus equity ratio	0.47	0.47
As at December 31, 2022, liquidity remained sufficient as Precision had $22 million (2021 – $41 million) in cash and access to the US$500 million Senior Credit Facility (2021 – US$500 million) and $115 million (2021 – $97 million) secured operating facilities. As at December 31, 2022, US$44 million (2021 – US$118 million) was drawn on the Senior Credit Facility with available credit further reduced by US$56 million (2021 – US$33 million) in outstanding letters of credit. Availability of the $40 million secured operating facility and US$40 million secured facility for the issuance of letters of credit and performance and bid bonds were reduced by outstanding letters of credit of $28 million (2021 – $7 million) and US$31 million (2021 – US$3 million), respectively. There were no amounts drawn on the US$15 million (2021 –
nil
) secured operating facility.